UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 26, 2016

GCP APPLIED TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-37533	47-3936076
(Commission File Number)	(IRS Employer Identification No.)

c/o 7500 Grace Drive
Columbia, Maryland	21044
(Address of Principal Executive Offices)	(Zip Code)

(410) 531-4000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

GCP APPLIED TECHNOLOGIES INC.
FORM 8-K
CURRENT REPORT

Item 7.01.                                          Regulation FD Disclosure.

GCP Applied Technologies Inc. (“GCP”) has prepared presentation materials, dated January 26, 2016 (the “Investor Day Presentation”), that management intends to use from time to time on or after January 26, 2016, in presentations about GCP's operations and performance.  GCP may use the Investor Day Presentation, possibly with modifications, in presentations to current and potential investors, lenders, creditors, business partners, acquisition candidates, asset sellers, vendors, customers, employees and others with an interest in GCP and its business.

The information contained in the Investor Day Presentation is summary information that should be considered in the context of GCP's filings with the Securities and Exchange Commission and other public announcements that GCP may make by press release or otherwise from time to time.  The Investor Day Presentation speaks as of the date of this Current Report on Form 8-K (this “Current Report”) except in cases where an earlier date is indicated in which case such information is as of the date indicated.  While GCP may elect to update the Investor Day Presentation in the future to reflect events and circumstances occurring or existing after the date of this Current Report, GCP specifically disclaims any obligation to do so.

By furnishing this Current Report and furnishing the Investor Day Presentation, GCP makes no admission as to the materiality of any information in this Current Report, including without limitation the Investor Day Presentation.  The Investor Day Presentation may contain forward-looking statements.  See Page 2 of the Investor Day Presentation for a discussion of certain forward-looking statements that may be included therein and the risks and uncertainties related thereto.

 The Investor Day Presentation is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference.  The information set forth in this Report, including without limitation the Investor Day Presentation, is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

The Investor Day Presentation is available on the W. R. Grace & Co. (“Grace”) website at www.grace.com and a hard copy may be obtained free of charge by contacting Grace Shareholder Services at 410-531-4167.  Materials on the Grace website are not part of or incorporated by reference into this Current Report.

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description of Exhibit
99.1	Investor Day Presentation*

*    Not “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

GCP APPLIED TECHNOLOGIES INC.
(Registrant)

	By	/s/ Hudson La Force III

Hudson La Force III
Vice President and Chief Financial Officer

Dated: January 26, 2016

EXHIBITS

Exhibit No.	Description of Exhibit
99.1	Investor Day Presentation*

*    Not “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.